                                                                    EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1997, included in BioSepra Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP




Boston, Massachusetts
June 9, 1997